Bushido Capital Long/Short Fund Summary Prospectus September 14, 2012 Investor Class Shares – BCLSX Institutional Class Shares – BSHDX

Before you invest, you may want to review Bushido Capital Long/Short Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated September 7, 2012, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund on the its website at http://www.bushidofunds.com/documents.html.  You can also get this information at no cost by calling the Fund (toll-free) at 855-359-1515 or by sending an e-mail request to info@bushidofunds.com.

Investment Objective
The Bushido Capital Long/Short Fund (the “Fund”) investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Shareholder Information - Class Descriptions” of the Fund’s statutory Prospectus on page 24.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	1.25%	1.25%
Distribution (12b-1) Fee	0.25%	0.00%
Other Expenses (1)	3.82%	3.82%
Shareholder Servicing Fee	0.10%	0.00%
Dividend and Interest Expense on Short Sales (1)	0.49%	0.49%
Total Annual Fund Operating Expenses	5.91%	5.56%
Fee Waiver/Expense Reimbursement (2)	(3.57)%	(3.57)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (2)	2.34%	1.99%
(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)
Bushido Capital Partners, LLC. (the “Adviser” or “Bushido”) has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage interest (dividend and interest expense on short sales), brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.85% of the average daily net assets of the Investor Class and 1.50% of the average daily net assets of the Institutional Class.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of this Prospectus, subject thereafter to termination at any time upon 60 days’ written notice by either the Trust or the Adviser through December 31, 2014.  The Trust’s Board of Trustees (the “Board of Trustees”) must consent to the termination of the Operating Expense Limitation Agreement by the Adviser after one year from the effective date of this Prospectus, which consent shall not be unreasonably withheld.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Investor Class	$701	$1,846
Institutional Class	$202	$1,341

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
The Fund pursues its investment objective by taking long and short positions in equity securities utilizing a fundamental value approach to individual stock selection that incorporates both quantitative and qualitative analysis. The Fund will normally hold 35 to 60 long positions in equity securities of any capitalization deemed to be undervalued.  The Fund will also employ its flexible value approach to long investments in securities across a company’s entire capital structure when market conditions price other securities of the company at superior risk-reward prices to equity securities.  Equity securities include common stocks, securities convertible into common stock, and American Depositary Receipts (“ADRs”). The Fund may also invest in exchange-traded funds (“ETFs”) and other registered investment companies.

The Fund will short securities of companies that it deems to be prohibitively expensive and/or suffering a secular decline in the underlying fundamentals of their business. Shorting securities may also be coupled with long positions to form paired trades designed to mitigate sector, market or country-specific risk.  In addition to individual equity positions, ETFs may be used for shorting and hedging purposes. ETFs may include “inverse” or “short” ETFs that are designed to deliver the opposite return of an index.

Although the Fund anticipates primarily holding equity securities, the Fund also may invest up to  65% of its net assets in corporate debt securities, including up to 35% in securities rated below investment grade (“junk bonds”) by a nationally recognized statistical rating organization (“NRSRO”) or judged by the Adviser to be of comparable credit quality, when the Adviser perceives attractive opportunities from such securities, or so that the Fund may receive a competitive return on its uninvested cash.  The Fund may also invest up to 15% of its net assets in illiquid securities.  In addition, the Fund may invest up to 50% of its net assets in the securities of foreign companies of any size, including up to 35% of its net assets in securities issued by corporations or governments located in developing or emerging markets.  The Fund’s portfolio manager actively trades the Fund’s portfolio, and the Fund may engage in short-term trading.

To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may also borrow money from banks or other financial institutions to purchase securities, which is commonly known as “leveraging.” Leveraging allows the Fund to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Fund.

The Fund normally holds a portfolio of equity, fixed income and other securities, but the Fund is not required to be fully invested in such securities and may maintain a significant portion of total assets in cash and securities generally considered to be cash equivalents.  In addition, at the discretion of the Adviser, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions and to retain flexibility in meeting redemptions and paying expenses, which may result in the Fund not achieving its investment objective.

Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Short Sales Risk.  In connection with establishing a short position in a security or index, the Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security or closes out the position, the Fund will experience a loss.

Asset Segregation Risk. Under applicable law, the Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to short sales.  The Fund may incur losses on such short sales even if they are covered.

Leveraging Risk. The Fund’s direct use of leverage through borrowing and short sales or indirect use through an underlying holding in an ETF may magnify the Fund’s gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Foreign Securities Risk. Foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

Emerging Markets Risk. Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

ADRs Risk.  ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.  As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Debt Securities Risks.  Debt securities are also subject to credit, interest rate, call or prepayment, duration and maturity risks that can negatively affect their value or force the Fund to re-invest at lower yields.  The value of debt securities may decline for a number of reasons, such as management performance, financial leverage and reduced demand for the issuer’s products and services.

Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk.  Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Large-Cap, Mid-Cap and Small-Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Other Investment Companies and ETFs Risk.  Investments in the securities of other investment companies and ETFs may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in an ETF’s shares at the most optimal time, adversely affecting the Fund’s performance.

Tracking Risk.  Although an ETF may seek to match positively or negatively the returns of an index, the ETF’s return may not match or achieve a high degree of correlation with the return of its applicable index.

Compounding Risk.  As a result of mathematical compounding and because most ETFs have a single day investment objective to track the performance of an index or a multiple thereof, the performance of an ETF for periods greater than a single day is likely to be either greater than or less than the index performance, before accounting for the ETF’s fees and expenses.  Compounding will cause longer term results to vary from the return of the index, particularly during periods of higher index volatility.

Inverse or Short Correlation Risk.  If an ETF is designed to deliver the opposite return of an index, it should lose money when such index rises — a result that is the opposite from traditional mutual funds.  This risk is compounded if the ETF seeks to achieve a return that is a multiple of the inverse performance of its index.

Value-Style Investing Risk.  The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate.  This may mean that you would be likely to have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.  The Fund’s tax loss carry forwards may help reduce your tax liability.  A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the Fund’s performance.

Liquidity Risk.  The Fund may invest in securities that may be considered “illiquid” under applicable law.  The Fund may not be able to dispose of illiquid securities promptly or at reasonable prices and may thereby experience losses and difficulty satisfying redemptions.

New Fund Risk.  The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

Adviser Risk. The Adviser has not previously managed a mutual fund.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Until such time, inception-to-date performance information as of the end of most recently completed calendar quarter will be available on the Fund’s website at www.bushidofunds.com or by calling the Fund toll-free at 855-359-1515.  Performance information, when available, will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for certain periods compare with those of a broad measure of market performance.

Management
Investment Adviser
Bushido Capital Partners LLC is the Fund’s investment adviser.

Portfolio Manager
John H. Beatson, Managing Partner of the Adviser since 2008, is the portfolio manager responsible for the day-to-day management of the Fund.  He has managed the Fund since its inception in September 2012.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Bushido Capital Long/Short Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer by contacting the Fund by telephone at 855-359-1515 or through a financial intermediary.  The minimum initial and subsequent investment amounts for various types of accounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment
Standard Accounts	$2,500	$100,000
Traditional and Roth IRA Accounts	$1,000	$10,000
Accounts with Systematic Investment Plans	$100	$1,000
Subsequent Minimum Investment
Standard Accounts	$100	$5,000
Traditional and Roth IRA Accounts	$100	$1,000
Accounts with Automatic Investment Plan	$100	$1,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.